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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-17859) and related prospectus of Nu-Tech Bio-Med., Inc. of our report dated March 12, 1997, with respect to the consolidated financial statements of Nu-Tech Bio-Med., Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 1996.


                                                  ERNST & YOUNG LLP


Providence, Rhode Island
April 3, 1997